Supplement to

CALVERT WORLD VALUES FUND, INC.
International Equity Fund

Prospectus (Class A, Class B, Class C and Class Y) dated January 31, 2009
Prospectus (Class I) dated January 31, 2009
Date of Supplement: December 17, 2009

On December 11, 2009, following approval by the Board of Directors of Calvert World Values Fund, Inc., a multi-manager approach was adopted to manage the International Equity Fund, with Calvert Asset Management Company, Inc. (“Calvert”), Thornburg Investment Management (“Thornburg”) and Martin Currie, Inc. (“Martin Currie”) assuming joint responsibility for the day-to-day management of the Fund. Shareholders will be asked to ratify the change in portfolio manager. A filing will be made with the Securities and Exchange Commission further detailing the management change. In the near future proxy materials, providing a further explanation of the management changes, will be sent to shareholders.

Accordingly, all references to Acadian Asset Management (“Acadian”) in the respective prospectuses are no longer applicable, and all references with regards to the “Subadvisor” are replaced with references to Calvert as the “Advisor” and Thornburg and Martin Currie as the “Subadvisors.”

Under “Advisor, Subadvisors and Portfolio Managers – CWVF International Equity” (page 113 of Class A, Class B, Class C and Class Y Prospectus and page 92 of Class I – Prospectus), replace the portfolio manager chart with the following:

Calvert Asset Management Company, Inc.

See “About Calvert” above.

Natalie A. Trunow, Calvert Senior Vice President, Head of Equities, has managed an allocation of CWVF International Equity since December 2009.

Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team
Natalie A. Trunow	Senior Vice President, Head of Equities, Calvert	Since August 2008

Senior Vice President of Calvert Asset Management Company, Inc., Head of Equities.

Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Portfolio Manager

Thornburg Investment Management, Inc. (Thornburg), 2300 North Ridgetop Road, Santa Fe, NM 87506, has managed an allocation of CWVF International Equity since December 2009. Thornburg is a Delaware corporation, which has 28 managing directors with an equity interest in the firm.

Information is provided below identifying each member of the team who is employed by or associated with this Subadvisor of the Fund, and who is jointly and primarily responsible for the day-to-day management of their allocation of the Fund (each a “Portfolio Manager”). The SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.

Name of Portfolio Manager	Title	Length of Service with Firm	Business Experience During Last 5 Years	Role on Management Team
William V. Fries, CFA	Co-Portfolio Manager, Managing Director	Mr. Fries has been at Thornburg since 1995.	Mr. Fries is a Managing Director and a portfolio manager for Thornburg.	Lead Portfolio Manager
Wendy Trevisani	Co-Portfolio Manager, Managing Director	Ms. Trevisani has been at Thornburg since 1999.	Ms. Trevisani is a Managing Director and a portfolio manager for Thornburg.	Portfolio Manager
Lei “Rocky” Wang, CFA	Co-Portfolio Manager, Managing Director	Mr. Wang has been at Thornburg since 2004.	Mr. Wang is a Managing Director and a portfolio manager for Thornburg.	Portfolio Manager

Martin Currie, Inc. (Martin Currie), Saltire Court<, 20 Castle Terrace, EdinburghEH1 2ES, has managed an allocation of CWVF International Equity since December 2009. Martin Currie, founded in 1881, is a specialist investment management business. The firm manages US$19.1 billion in active equity portfolios for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds. Martin Currie is a private company, owned and managed by its full-time employees.

Information is provided below identifying each member of the team who is employed by or associated with this Subadvisor of the Fund, and who is jointly and primarily responsible for the day-to-day management of their allocation of the Fund (each a “Portfolio Manager”). The SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.

Name of Portfolio Manager	Title	Length of Service with Firm	Business Experience During Last 5 Years	Role on Management Team
James Fairweather	Chief Investment Officer, Head of Global Equities	Since 1984	1997 - present: Chief Investment Officer, Head of Global Equities, Martin Currie	Lead Portfolio Manager
David Sheasby	Director, Portfolio Manager	Since 2004	2004 - present: Director, Portfolio Manager, Martin Currie	Portfolio Manager
Christine Montgomery	Director, Portfolio Manager	Since December 2009	December 2009 - present: portfolio manager, Martin Currie 2007 - 2009: Investment Partner, Edinburgh Partners 2002 – 2006: Global equities fund manager, Franklin Templeton	Portfolio manager